ABERDEEN FUNDS

                        ABERDEEN GLOBAL FIXED INCOME FUND

SUPPLEMENT TO THE ABERDEEN FUNDS PROSPECTUS AND STATEMENT OF ADDITIONAL
 INFORMATION DATED JULY 20, 2009

THE FOLLOWING REPLACES THE PORTFOLIO MANAGER INFORMATION IN SECTION 3 IN "FUND MANAGEMENT-PORTFOLIO MANAGEMENT" FOR THE ABERDEEN GLOBAL FIXED INCOME FUND:

ANNETTE FRASER, PORTFOLIO MANAGER - EMEA

Annette Fraser is a portfolio manager in the global fixed income team. Ms. Fraser joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Ms. Fraser joined Deutsche Asset Management in 1990 as a portfolio manager in the fixed income team where she managed Global, European and U.S. core plus mandates. Ms. Fraser graduated with a MA in Economics from St Andrews University.

NIK HART, HEAD OF EUROPEAN INVESTMENT GRADE

Nik Hart is head of European investment grade fixed income. Mr. Hart joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Previously he held the role of head of credit in London at Deutsche Asset Management and managed UK and Euro credit portfolios. Mr. Hart had joined Deutsche in 1992. He graduated with a BA
(Hons) from Exeter University.

TIMOTHY VILE, HEAD OF GLOBAL CREDIT

Timothy Vile is a senior portfolio manager in the U.S. fixed income team. Mr. Vile joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Mr. Vile held a similar role at Deutsche Asset Management which he joined in 1991 from Equitable Capital Management where he was a portfolio manager for fixed income portfolios. Mr. Vile graduated with a BS from Susquehanna University, Pennsylvania, and is a CFA Charterholder.

SIMON HANCOCK, PORTFOLIO ANALYST

Simon Hancock is a portfolio analyst on the European fixed income desk, responsible for global and European mandates. Mr. Hancock joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. Mr. Hancock held a similar role at Deutsche Asset Management, which he joined in 1997. Previously, he worked at Bank Julius Baer.

JON CUNLIFFE, HEAD OF GLOBAL INTEREST RATES

Jon Cunliffe is head of global interest rates on the fixed income team. Jon joined Aberdeen in 2009 from Fortis Investments (originally ABN AMRO Asset Management) where he began in 2003 and was Chief Investment Officer, Interest Rates overseeing a (euro)55 billion business. Previously, Jon worked at Lombard Odier and the Bank of England. Prior to that, Jon worked as an official in the Gilt Edged and Money Market Division at the Bank of England. Jon graduated with a BA Hons in Theology and Religious Studies from Robinson College, Cambridge.


In addition, all references to Matt Cobon in the Fund's Statement of Additional Information are hereby removed.

THIS SUPPLEMENT IS DATED OCTOBER 16, 2009
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.